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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               Lectec Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     4) Date Filed:

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CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                              LECTEC CORPORATION
                            10701 RED CIRCLE DRIVE
                          MINNETONKA, MINNESOTA 55343

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      The Annual Meeting of the Shareholders of LecTec Corporation, a Minnesota corporation (the "Company"), will be held at The Hilton Garden Inn Eden Prairie Hotel, 6330 Point Chase, Eden Prairie, Minnesota 55344, on Thursday, September 30, 2004, at 3:00 p.m. (CDT), for the following purposes:

      1. To elect three directors to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified.

      2. To ratify the appointment of Lurie Besikof Lapidus & Company, LLP as the Company's independent public accountant for the Company's current fiscal year.

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record as of the close of business on Wednesday, August 25, 2004, the record date, are entitled to notice of and to vote at the meeting.

      Whether or not you expect to attend the meeting in person, please complete, sign and promptly return the enclosed form of proxy. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                                             By Order of the Board of Directors

                                             /s/ John D. LeGray
                                             ----------------------------------
                                             John D. LeGray
                                             Secretary

Minnetonka, Minnesota
August 31, 2004

                               LECTEC CORPORATION
                             10701 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343

                                 PROXY STATEMENT

               ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 30, 2004

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      The enclosed proxy is solicited by the Board of Directors of LecTec Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, September 30, 2004, at 3:00 p.m. (CDT), at The Hilton Garden Inn Eden Prairie Hotel, 6330 Point Chase, Eden Prairie, Minnesota 55344, or any adjournments thereof (the "Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. Proxies will be voted in accordance with the directions specified therein. These proxy solicitation materials and the annual report on Form 10-KSB for the year ended December 31, 2003 are first being sent to shareholders on or about August 31, 2004.

      If you return a signed and dated proxy card but do not indicate how the shares are to be voted, those shares will be voted FOR each of the items of business described in this proxy statement. Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting.

      Shares voted as abstentions on any matter (or a "withhold vote for" as to directors) will be counted for purposes of determining the presence of a quorum at the Meeting and treated as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which a shareholder has abstained. As a result, abstentions have the same effect as voting against a proposal. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted for purposes of determining the presence of a quorum at the meeting, but will not be considered as present and entitled to vote with respect to such matters. As a result, a "broker non-vote" with respect to the election of directors or ratification of appointment of the independent public accountant will not have the effect of a vote "for" or a vote "against" those proposals.

      Under Minnesota law, the affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Meeting is required for the election of each director and for the approval of the other proposal (provided that the total number of shares voted for the election of the director or in favor of the proposal constitutes more than 25% of our outstanding shares).

      As of August 25, 2004, the record date fixed for the determination of shareholders of the Company entitled to notice of and to vote at the Meeting, there were 4,019,661 outstanding shares of common stock, which is the only class of capital stock of the Company. Each shareholder of record on the record date will be entitled to one vote per share on all matters acted upon at the Meeting. There is no cumulative voting.

      Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting.

      Any proxy given pursuant to this solicitation may be revoked by the shareholder giving it at any time prior to its use by (i) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed proxy bearing a later date, or (iii) attending the Meeting and voting in person.

      The costs of this solicitation will be borne by the Company. Proxies may be solicited by the Company's directors, officers and regular employees, without extra compensation, by mail, telegram, telephone and personal solicitation. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's common stock. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of our common stock as of August 20, 2004, by each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock, each of our directors, each of our executive officers named in the Summary Compensation Table above and all of our directors and executive officers as a group.

      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock under options held by that person that are currently exercisable or exercisable within 60 days of August 20, 2004 are considered outstanding. The column entitled "Number of Shares Beneficially Owned" includes the number of shares of common stock subject to options held by that person that are currently exercisable or that will become exercisable within 60 days of August 20, 2004. The number of shares subject to options that each beneficial owner has the right to acquire within 60 days of August 20, 2004 are listed separately under the column entitled "Number of Shares Underlying Options Beneficially Owned." Each shareholder named in the table has sole voting and investment power for the shares shown as beneficially owned by them. Percentage of ownership is based on 4,019,661 shares of common stock outstanding on August 25, 2004. The address of each director and executive officer named below is the same as that of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                                                      NUMBER OF
                                                                       SHARES
                                                NUMBER OF            UNDERLYING
                                                  SHARES               OPTIONS            PERCENT OF
                                               BENEFICIALLY         BENEFICIALLY            SHARES
NAME OF BENEFICIAL OWNER                          OWNED                 OWNED             OUTSTANDING
------------------------                       ------------         ------------          -----------
Judd A. Berlin                                   137,145                    -                3.41%
Timothy P. Fitzgerald                            104,325              100,000                2.53%
Alan C. Hymes, M.D.                              425,873               26,500               10.53%
John D. LeGray                                    86,160               77,500                2.10%
Timothy R. J. Quinn                                    -                    -                   -
Rodney A. Young                                        -                    -                   -

All directors and executive officers as
a group (4 persons)                              753,503              204,000               17.84%

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such executive officers, directors and greater than 10% beneficial owners are required by the regulations of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on a review of the copies of such reports furnished to the Company with respect to 2003 and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors and greater than 10% beneficial owners during 2003 have been satisfied, except that Mr. Judd Berlin filed one late Form 3 and Messrs. Fitzgerald, LeGray and Quinn each filed one late Form 4 reporting option grants.

                             ELECTION OF DIRECTORS

      The Company's Amended and Restated By-laws provide that the size of the Board of Directors shall be one or more directors, with the number of directors to be determined by the shareholders from time to time prior to the election of directors. The Board of Directors may increase the number of directors at any time. Three persons have been nominated for election as directors at the Meeting. Directors are elected to serve a one-year term and until their successors are duly elected and qualified. Alan C. Hymes, M.D., Judd A. Berlin and Timothy P. Fitzgerald are the current directors who have been nominated for reelection to the Board to serve for a term of one year and until their successors are duly elected and qualified. Lee M. Berlin retired from the Board of Directors on July 1, 2004. All of the nominees are currently members of the Board of Directors of the Company and have served in that capacity since originally elected or designated as indicated below in the information concerning nominees.

      A shareholder submitting a proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. If a submitted proxy is properly signed but unmarked with respect to the election of directors, the proxy agents named in the proxy will vote the shares represented thereby for the election of all of the nominees. Each of the nominees has agreed to serve the Company as a director if elected; however, should any nominee become unwilling or unable to serve if elected, the proxy agents named in the proxy will exercise their voting power in favor of such other person as the Board of Directors may recommend.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINATED DIRECTORS. PROXIES WILL BE VOTED FOR THE ELECTION OF THE THREE NOMINEES UNLESS OTHERWISE SPECIFIED.

The nominees for election as directors have provided the following information about themselves:

      Judd A. Berlin, 47 years old, has been a director since May 2003. Mr. Berlin is a multinational entrepreneur and founder of Hello Corporation, an Asian-based company operating call centers for Fortune 100 companies. Mr. Berlin has also founded companies in Europe, the Middle East and Asia in food distribution, broadcasting, and entertainment production. Mr. Berlin has an MBA from St. Thomas University in St. Paul, Minnesota, and is the son of Lee M. Berlin, a former director of the Company.

      Alan C. Hymes, M.D., 72 years old, is a founder of the Company and has been a director since 1977. He has served as Chairman of the Board since August 2003. Mr. Hymes was engaged in the private practice of surgery since 1968 but has recently retired. He is a diplomat of the American Board of Surgery and the American Board of Thoracic and Cardiovascular Surgery.

      Timothy P. Fitzgerald, 64 years old, has served as Chief Executive Officer, President and director since October 2003. Mr. Fitzgerald served as Vice President, Operations of the Company from February 2000 through October 2003. Prior to joining the Company, he served as President of United Recycling, Inc. from 1997 to 1999. Mr. Fitzgerald's career includes technical and senior management positions at Bell & Howell Co., International Data Engineering, Inc. and Varitronic Systems, Inc.

                              CORPORATE GOVERNANCE

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      During fiscal year 2003, the Board of Directors held 11 meetings. Each director holding office during the fiscal year attended at least 75% of the total meetings of the Board of Directors (held during the period for which they were a director) and committees of the Board on which they served. The Board of Directors has an Audit Committee, Compensation Committee, Board Organization Committee and an Executive Committee, which are described below.

      The Board of Directors has an Audit Committee comprised of Alan C. Hymes, M.D. Lee M. Berlin served on the Audit Committee until his retirement on July 1, 2004. Because Dr. Hymes served as interim Chief Executive Officer during fiscal 2003, he is not "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee reviews and investigates all matters pertaining to the accounting activities of the Company and the relationship between the Company and its independent public accountant. The Audit Committee held two meetings during fiscal year 2003.

      The Board of Directors has a Compensation Committee comprised of Judd A. Berlin, who serves as the Committee's Chairman, and Alan C. Hymes, M.D. Lee M. Berlin served on the Compensation Committee until his retirement on July 1, 2004. The Compensation Committee determines and periodically evaluates the various levels and methods of compensation for directors, officers and employees of the Company. The Compensation Committee held one meeting during fiscal year 2003.

      The Board of Directors has a Board Organization Committee comprised of Timothy P. Fitzgerald, who serves as the Committee's Chairman, and Judd A. Berlin. Unlike Mr. Fitzgerald, who serves as the Company's Chief Executive Officer and President, Mr. Berlin is "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Board Organization Committee identifies potential candidates for Board membership, reviews the composition and size of the Board, and audits the Company's program for senior management succession. The Board Organization Committee did not hold any meetings during fiscal year 2003. Based on the Company's financial condition and prospects and the resulting difficulty it faces in attracting new directors, the Board of Directors has not (1) adopted a Board Organization Committee charter, (2) adopted a policy with regard to the consideration of any director candidates recommended by shareholders, (3) adopted specific, minimum qualifications that must be met by director nominees, or (4) established a process for identifying and evaluating nominees for director.

      The Board of Directors has an Executive Committee comprised of Timothy P. Fitzgerald, who serves as the Committee's Chairman, Judd A. Berlin and Alan C. Hymes, M.D. The Executive Committee was established to act on behalf of the Board of Directors for certain matters. The Executive Committee did not hold any meetings during fiscal year 2003.

DIRECTOR COMPENSATION

      Directors who are not employees of the Company are paid for their services at a rate of $6,000 per fiscal year plus $1,000 per regular board meeting plus reasonable meeting expenses. This compensation arrangement became effective during 2001. However, both types of payments were suspended beginning with the meeting held in December 2001 and have not been reinstated.

POLICY REGARDING ATTENDANCE AT ANNUAL MEETINGS

      The Company does not have a policy regarding director attendance at the annual meeting of shareholders. Last year all but one of our directors attended the annual meeting of shareholders.

SHAREHOLDER COMMUNICATION WITH THE BOARD

      Due to the Company's financial condition and prospects, the Board of Directors has not established a process for shareholders to send communications to the Board.

EXECUTIVE OFFICERS

      The Company has one executive officer in addition to Mr. Fitzgerald, John
D. LeGray. Mr. LeGray, 58 years old, joined the Company in September 1997 and has served as Vice President, Quality Assurance and Regulatory Affairs since November 1998. Mr. LeGray's career includes technical and management positions at DiaSorin Inc., Bayer Corporation and Abbott Laboratories. Mr. LeGray also serves as the Company's Corporate Secretary.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following table shows the cash and non-cash compensation for the years ended December 31, 2003, 2002, and 2001, paid to the Company's Chief Executive Officer and other executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                      Long-Term
                                                                                     Compensation
                                                     Annual Compensation Awards       Securities
                                         Year        --------------------------       Underlying           All Other
Name and Principal Position            Ended (1)     Salary($)        Bonus($)        Options(#)      Compensation ($) (2)
---------------------------            ---------     ---------        --------        ----------      --------------------
Timothy P. Fitzgerald (3)              12/31/03       114,063               -                -                578
   Chief Executive Officer             12/31/02       112,826               -           55,000              1,853
   and President                       12/31/01       122,760          22,000           30,000              2,625

Alan C. Hymes, M.D. (4)                12/31/03        19,399               -                -                  -
   Interim Chief Executive             12/31/02             -               -                -                  -
   Officer and President               12/31/01             -               -           10,000                  -

Rodney A. Young (5)                    12/31/03       151,229               -                -                798
   Former Chairman, Chief              12/31/02       220,310               -          360,000                568
   Executive Officer and President     12/31/01       238,191          80,000           60,000              2,221

John D. LeGray                         12/31/03       107,422               -                -                  -
   Vice President, Quality             12/31/02       107,103               -           70,000                113
   Assurance & Regulatory Affairs      12/31/01       116,533          31,326           30,000              2,913

Timothy R. J. Quinn (6)                12/31/03       109,771               -                -                697
   Former Vice President and General   12/31/02       121,852               -           88,000                258
   Manager, Consumer Products          12/31/01       132,581          35,640           30,000              1,750

-------------------------------
(1) On September 5, 2001, the Board of Directors approved a change in the Company's fiscal year end from June 30 to December 31. Therefore, for the year ended December 31, 2001, information for the six-month stub year ended December 31, 2001 has been combined with information for the six months ended June 30, 2001 in the table.

(2) Reflects matching contributions under the Company's 401(k) and Profit Sharing Plan.

(3) Mr. Fitzgerald was named Chief Executive Officer and President of the Company on October 31, 2003.

(4) Dr. Hymes served as interim Chief Executive Officer and President of the Company from July 31, 2003 through October 30, 2003.

(5)   Mr. Young resigned effective July 30, 2003.

(6)   Mr. Quinn resigned effective October 24, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

      There were no grants of stock options under the Company's stock option plans to any executive officers of the Company during the fiscal year ended December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

      The following table sets forth information concerning the exercise of options during the 2003 fiscal year and unexercised options held as of December 31, 2003, by each of the executive officers named in the Summary Compensation Table above.

                                                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                             SHARES                          OPTIONS AT DEC. 31, 2003(#)       AT DEC. 31, 2003($) (1)
                           ACQUIRED ON        VALUE          ---------------------------      --------------------------
NAME                       EXERCISE(#)     REALIZED($)       EXERCISABLE  UNEXERCISABLE       EXERCISABLE  UNEXERCISABLE
----                       -----------     -----------       -----------  -------------       -----------  -------------
Timothy P. Fitzgerald           0               0              45,000        10,000                0             0
Alan C. Hymes, M.D.             0               0              34,125             -                0             0
Rodney A. Young (2)             0               0                   -             -                0             0
John D. LeGray                  0               0              60,000        10,000                0             0
Timothy R. J. Quinn(3)          0               0              78,000             -                0             0

-------------------------------
(1) "Value" has been determined based on the difference between the last sale price of the Company's common stock as reported by the Nasdaq OTC Bulletin Board on December 31, 2003 ($0.81) and the per share option exercise price, multiplied by the number of shares subject to the in-the-money options.

(2)   Mr. Young resigned effective July 30, 2003.

(3) Mr. Quinn resigned effective October 24, 2003. All of Mr. Quinn's outstanding stock options expired unexercised on January 24, 2004.

CHANGE IN CONTROL PLANS

      The Company's Change in Control Termination Pay Plan provides for termination payments to executive officers if they are terminated within twelve months of a change in control. The plan provides for termination payments to the Chief Executive Officer equal to twenty times his monthly base salary and termination payments for all other executive officers equal to twelve times the executives monthly base salary.

      In July 1999, the Company adopted the Improved Shareholder Value Cash Bonus Plan which provides cash bonus payments to executive officers if the Company is acquired by or merged with another company, and the valuation of the Company for purposes of the acquisition or merger equals or exceeds the minimum level defined by the plan. Cash bonus payments to executive officers increase as the total valuation of the Company for purposes of the sale or merger increases, thus aligning the interests of the executive officers with the interests of the shareholders and providing an incentive to the executive officers to maximize shareholder value.

      In August 2002, the Company adopted a Stay in Place Executive Retention Program which provides cash bonus payments to executive officers if the Company obtains a strategic capital investment of at least $2,500,000.

This program is meant to reward the executive team for staying with the Company during difficult times and for efforts associated with obtaining a strategic investment that does not constitute an entire sale of the business.

TERMINATION AND SEVERANCE PLAN

      In connection with the winding down activities of the Company, the Company has made severance arrangements with its executive officers and employees which would provide a severance benefit equal to one week of base pay for each year or partial year of service to the Company plus health plan benefits under COBRA for two to three months following termination. Payments will be made only if executive officers and employees remain employees of the Company through a pre-determined end-of-service period.

         AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO PUBLIC ACCOUNTANT

AUDIT COMMITTEE REPORT

      Our Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Our Board of Directors adopted an Audit Committee charter in October 2000, which is included as Appendix A to this proxy statement. In fulfilling its responsibilities, our Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 with the Company's management and independent public accountant. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent public accountant is responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

      The Committee discussed with the independent public accountant the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has received the written disclosures and the letter from the independent public accountant required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent public accountant the public accountant's independence.

      Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission.

                                                      THE AUDIT COMMITTEE

                                                      Alan C. Hymes, M.D.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

      The following table sets forth information concerning fees and services billed by the Company's former independent public accountant, Grant Thornton
LLP:

                               FEES AND SERVICES BILLED
                               YEAR ENDED DECEMBER 31,
                               -----------------------
                               2003             2002                          NATURE OF SERVICES PROVIDED
                               ----             ----                          ---------------------------
Audit Fees                  $   78,668      $     61,748         Audits and quarterly reviews of financial statements of
                                                                 the Company

Audit-Related Fees                   -                 -
Tax Fees                         8,240            11,025         Tax return preparation and research
All Other Fees                       -                 -
                            ----------      ------------
                            $   86,908      $     72,773
                            ==========      ============

      Because of the Company's size and financial condition and prospects, the Audit Committee is apprised of and approves all fees for audit and non-audit services provided by the Company's independent public accountant. Audit fees comprised approximately 91% and 85% of total fees billed by Grant Thornton LLP for the years ended December 31, 2003 and 2002, respectively. Audit fees billed for the year ended December 31, 2003 include approximately $20,000 of progress billings for the 2003 audit. The base audit fee for the year-end audit (excluding quarterly reviews and expenses) was $43,000 for both 2003 and 2002. The Audit Committee has considered whether non-audit services provided by Grant Thornton LLP during these years were compatible with maintaining Grant Thornton LLP's independence.

                RATIFICATION OF APPOINTMENT OF PUBLIC ACCOUNTANT

      Effective April 19, 2004, the Board of Directors determined to dismiss the Company's independent public accountant, Grant Thornton LLP ("Grant"), and appointed Lurie Besikof Lapidus & Company, LLP ("LBLC") as the Company's new independent public accountant. The decision to change accountants was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. Grant served as the Company's public accountant from June 1987 until April 2004. The Audit Committee of the Board of Directors has appointed LBLC as the Company's independent public accountant for the fiscal year ending December 31, 2004. A proposal to ratify that appointment will be presented at the Meeting.

      During the two year period ended December 31, 2003, and for the subsequent period through April 19, 2004, there were no disagreements between the Company and Grant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Grant's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

      The audit reports of Grant on the financial statements of the Company as of and for the two years in the period ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, but were qualified as to a going concern uncertainty. This going concern qualified opinion was in no way related to the Company's decision to dismiss Grant as independent accountant, and the Company's management concurs with the qualified audit opinion issued on said financial statements. The Company's decision is based on its desire to reduce the overall cost of its audit services through the engagement of a local versus a national independent accounting firm. The Company believes that changes in the complexity of its operations also support the engagement of a local accounting firm.

      During the Company's two year period ended December 31, 2003, and the subsequent period through April 19, 2004, the Company did not consult with LBLC regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-B.

      The Company reported the change in accountants on Form 8-K on April 23, 2004. The Form 8-K contained a letter from Grant, addressed to the Securities and Exchange Commission, stating that it agreed with the statements concerning Grant in such Form 8-K.

      While it is not required to do so, the Board of Directors is submitting the appointment of LBLC to serve as the Company's independent public accountant for the fiscal year ending December 31, 2004 for ratification in order to ascertain the views of the Company's shareholders on this appointment. If the appointment is not ratified, the Audit Committee will reconsider its selection. Even if the appointment is ratified, the Audit Committee, which is solely responsible for appointing and terminating our independent public accountant, may in its discretion, direct the appointment of a different independent public accountant at any time during the year if it determines that such a change would be in the best interests of the Company and the Company's shareholders.

      Representatives of LBLC are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Representatives also will be available to respond to appropriate questions from shareholders. Representatives of Grant are not expected to be present at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF LURIE BESIKOF LAPIDUS & COMPANY, LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004. PROXIES WILL BE VOTED FOR RATIFYING THIS APPOINTMENT UNLESS OTHERWISE SPECIFIED.

                SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      Any shareholder proposals to be considered for inclusion in the Company's proxy material for the annual meeting of shareholders to be held in 2005 must be received at the Company's principal executive office at 10701 Red Circle Drive, Minnetonka, Minnesota 55343, no later than December 31, 2004. In connection with any matter to be proposed by a shareholder at the annual meeting to be held in 2005, but not proposed for inclusion in the Company's proxy material, the proxy holders designated by the Company for that meeting may exercise their discretionary voting authority with respect to that shareholder proposal if appropriate notice of that proposal is not received by the Company at its principal executive office by March 15, 2005. The deadlines set forth above are based on the Company's estimate of a reasonable time for delivery of such shareholder proposals before the anticipated mailing date of the Company's proxy statement for the 2005 annual meeting.

                          ANNUAL REPORT TO SHAREHOLDERS

      The Company's 2003 Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, including financial statements for the fiscal year ended December 31, 2003, accompanies this proxy statement. Shareholders who wish to obtain additional copies of the Company's 2003 Annual Report on Form 10-KSB may do so without charge by writing to Corporate Secretary, LecTec Corporation, 10701 Red Circle Drive, Minnetonka, Minnesota 55343.

                                  OTHER MATTERS

      The Board of Directors does not know of any business to be brought before the meeting other than as specified above. However, if any matters properly come before the meeting, it is the intention of the person named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ John D. LeGray
                                             ----------------------------------
                                             John D. LeGray
                                             Secretary

Dated: August 31, 2004

                                                                      APPENDIX A

                               LECTEC CORPORATION
                             AUDIT COMMITTEE CHARTER
                                  OCTOBER 2000

      The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of LecTec Corporation (the "Company") designed to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the adequacy of the Company's internal controls, (3) the independence and performance of the Company's outside auditors, and (4) conflict of interest transactions.

I.    ROLES AND RESPONSIBILITIES

      A. MAINTENANCE OF CHARTER. The Committee shall review and reassess the adequacy of this formal written charter on at least an annual basis.

      B. FINANCIAL REPORTING. The Committee shall review and make recommendations to the Board regarding the adequacy of the Company's financial statements and compliance of such statements with financial standards. In particular, and without limiting such responsibilities, the Committee shall:

      WITH RESPECT TO THE ANNUAL FINANCIAL STATEMENTS:

         - Review and discuss the Company's audited financial statements with management and with the Company's outside auditors.

         - Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's audited financial statements.

         - Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified or supplemented) relating to the conduct of the audit.

         - Based on the foregoing, indicate to the Board whether the Committee recommends that the audited financial statements be included in the Company's Annual Report on Form 10-K.

         - Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

      WITH RESPECT TO QUARTERLY FINANCIAL STATEMENTS:

         - Review with management and the outside auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q. The review may be conducted through a designated representative member of the Committee

      C. INTERNAL CONTROLS. The Committee shall evaluate and report to the Board regarding the adequacy of the Company's financial controls. In particular, the Committee shall:

         - Ensure that the outside auditors are aware that the Committee is to be informed of all control problems identified.

         - Review with the Company's counsel legal matters that may have a material impact on the financial statements.

         - Review the effectiveness of systems for monitoring compliance with laws and regulations relating to financial reporting, including any issues that might implicate Section 10A of the Securities Exchange Act of 1934.

         - Receive periodic updates from management, legal counsel, and independent auditors concerning financial compliance.

      D.    RELATIONSHIP WITH OUTSIDE AUDITORS. The Committee shall:

         - Interview, evaluate, and make recommendations to the Board with respect to the retention of, or replacement of, outside auditors.

         - Ensure receipt from outside auditors of a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard 1.

         - Actively engage in a dialog with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

         - Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditors.

         -  Review and approve the fees to be paid to the outside auditor.

      Notwithstanding the foregoing, the outside auditors shall be ultimately accountable to the Board and the Committee, as representatives of shareholders. The Board, upon recommendation from the Committee, shall have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

      E.    CONFLICT OF INTEREST TRANSACTIONS. The Committee shall:

         - Review potential conflict of interest situations, including transactions between the Company and its officers, directors and significant shareholders.

         - Make recommendations to the Board regarding the disposition of conflict of interest transactions in accordance with applicable law, including Minnesota Statutes Section 302A.255 if applicable.

II.   MEMBERSHIP REQUIREMENTS

         - The Committee shall consist of at least three directors chosen by the Board.

         - Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee.

         - At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background (such as a position as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities) which results in financial sophistication, recognized financial or accounting expertise.

         - All Committee members shall be independent directors as defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules.

III.  STRUCTURE

         - The Committee shall appoint one of its members to act as a Chairperson, either generally or with respect to each meeting.

         - The Committee Chairperson shall review and approve an agenda in advance of each meeting.

         - The Committee shall meet at least twice annually, or more frequently as circumstances dictate.

         - The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee.

         - The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's corporate policies.

                           [LECTEC CORPORATION LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          THURSDAY, SEPTEMBER 30, 2004
                       3:00 P.M. (CENTRAL DAYLIGHT TIME)

                    THE HILTON GARDEN INN EDEN PRAIRIE HOTEL
                                6330 POINT CHASE
                             EDEN PRAIRIE, MN 55344




[LECTEC CORPORATION LOGO]                                                  PROXY
--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I appoint Timothy P. Fitzgerald and John D. LeGray, together and separately, as proxies to vote all shares of common stock which I have power to vote at the annual meeting of shareholders to be held on September 30, 2004 at Eden Prairie, Minnesota, and at any adjournment thereof, in accordance with the instructions on the reverse side of this card and with the same effect as though I were present in person and voting such shares. The proxies are authorized in their discretion to vote upon such other business as may properly come before the meeting and they may name others to take their place.




            (continued, and to be signed and dated on reverse side)

                                TO VOTE YOUR PROXY

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.




                             - Please detach here -

               THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2.

1. Election of directors:    01 Alan C. Hymes, M.D.
                             02 Judd A. Berlin
                             03 Timothy P. Fitzgerald

[ ]   FOR all listed         [ ]   WITHHOLD ALL
      nominees
      (except as marked)

(Instructions: To withhold authority to vote for any individual nominee, mark "FOR all listed nominees except as marked" and write the number(s) in the box provided to the right.)

2. Approval of appointment of Lurie Besikof Lapidus & Company, LLP as independent public accountant.

[ ]   For                        [ ]   Against                   [ ]   Abstain

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" ITEMS 1 AND 2.

Address Change? Mark Box [ ]     Indicate changes below:           Dated_________________________________, 2004




                                                             Signature(s) of Shareholder(s) in Box
                                                             PLEASE DATE AND SIGN exactly as name(s) appears hereon
                                                             and return promptly in the accompanying postage paid
                                                             envelope. If shares are held by joint tenants or as
                                                             community property, both shareholders should sign. If
                                                             signing as attorney, executor, administrator, trustee or
                                                             guardian, please give full title as such. If a
                                                             corporation, please sign in full corporate name by
                                                             president or other authorized officer. If a partnership,
                                                             please sign in partnership name by an authorized person.